UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 5, 2005

Kennametal Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5318 25-0900168

(Commission File Number) (IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (724) 539-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure.

Item 7.01 Regulation FD Disclosure.

Representatives of Kennametal, Inc. (the “Company”) will be meeting with analysts and certain shareowners during a series of meetings during May and the first half of June. The Company is giving notice of the fact that during the course of those meetings, the Company will reaffirm its prior earnings guidance for the fourth quarter of its 2005 fiscal year, as discussed in detail in the press release that was exhibit 99.1 to the Form 8-K the Company filed with the Securities and Exchange Commission on April 27, 2005. The presentation materials that may be used at such meetings can be found at http://kmt.client.shareholder.com/eve_medialist.cfm.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENNAMETAL INC. Registrant
Date: May 5, 2005	By:	/s/ David W. Greenfield
David W. Greenfield
Vice President, Secretary and General Counsel